November 21, 2008 Supplement

SUPPLEMENT DATED NOVEMBER 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY FOCUS GROWTH FUND
Dated April 30, 2008

The second sentence of the third paragraph of the section of the Prospectus entitled “The Fund — Principal Investment Strategies” is hereby deleted and replaced with the following:

Up to 25% of the Fund’s net assets may be invested in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs) or Global Depositary Shares (GDSs), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AMPSPT